UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20369

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 17, 2019

NATURAL HEALTH FARM HOLDINGS INC
(Exact name of registrant as specified in charter)

Nevada	000-1621697	98-1032170

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Challenger Road, Suite 831	07660
Ridgefield Park, NJ

(Address of principal executive offices)	(Zip code)

(424) 354-4973
(Registrant's telephone number including area code)

20 Orange Ave., Ste. 1100, Orlando Fl. 32801
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHEL	OTC Markets Group

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officers and Directors

On May 17, 2019, Mr. Vernon Tee resigned as Chief Financial Officer of the Company. The Board thanked him for his service to the Company as CFO. Mr. Vernon Tee remains the CEO, COO and a director of the Company.

Appointment of Officer and Directors

On May 17, 2019, the Board appointed Mr. Tee Chuen Hau as the new Chief Financial Officer for the Company. Mr. Tee is the brother of Mr. Vernon Tee, the CEO and COO of the Company.

Mr. Tee, 38, has more than 10 years of business strategy and consulting experience in various industries, working with private firms and government agencies. During his service as a principle with A.T Kearney, a leading global management consulting firm, he has acted as professional advisor to his clients, mainly in oil and gas and high-tech industries, and led consulting engagements in the area of strategy formulation and business transformation. Mr. Tee received his MBA from the University Of Chicago Booth School Of Business and his B.Eng. degree in Chemical Engineering (Honors) from the University Technology Petronas, Malaysia.

Item 7.01 Regulation FD Disclosure

On May 17, 2019, the Company (OTC:QB NHEL) issued a press release announcing the resignation of Vernon Tee as Chief Financial Officer and the appointment of Tee Chuen Hau as the new Chief Financial Officer. A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1 News Release issued May 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2019

Natural Health Farm Holdings Inc

/s/ Tee Chuen Meng

Mr. Tee Chuen Meng
Chief Executive Officer